EXHIBIT 99.1

THE JONES GROUP INC.
Reconciliation of Non-GAAP Measures to GAAP
(UNAUDITED)

Dollars in millions	Full Year 2008	Full Year 2009	First Quarter 2010	Second Quarter 2010	Six Months 2010	Third Quarter 2010	Nine Months 2010	Fourth Quarter 2010	Full Year 2010	First Quarter 2011
Operating income (loss)	$(731.4)	$(12.1)	$76.3	$55.3	$131.6	$60.1	$191.7	$(46.8)	$144.9	$61.2
Adjustments:
Goodwill impairments (a)	813.2	120.6	-	-	-	-	-	-	-	-
Items affecting segment income:
Present value adjustments to lease liabilities for properties not in use (b)	1.7	6.6	(1.3)	6.1	4.8	1.8	6.6	1.2	7.8	0.4
Charges related to the closure of distribution facilities (c)	0.1	5.0	0.7	1.5	2.2	1.5	3.7	2.6	6.3	0.7
Trademark impairments (a)	25.2	28.7	-	-	-	-	-	37.6	37.6	-
Severance and other charges related to executive management changes (d)	-	(0.3)	-	-	-	3.9	3.9	3.4	7.3	-
Charges related to the closure of moderate sportswear product lines (e)	15.1	1.0	0.1	0.1	0.2	-	0.2	(0.6)	(0.4)	-
Impairment and other expenses related to retail store closure plan (f)	-	24.1	(0.2)	0.3	0.1	5.5	5.6	3.1	8.7	(0.5)
Charges associated with bankruptcy of former U.K. licensee (g)	-	3.9	0.2	-	0.2	-	0.2	-	0.2	-
Charges related to acquired businesses (h)	-	-	3.2	11.7	14.9	5.9	20.8	2.0	22.8	-
Charitable contributions (i)	-	-	-	-	-	-	-	8.0	8.0	-
Impairment of acquired intangible aset (j)	-	-	-	-	-	2.6	2.6	-	2.6	-
Other restructuring expenses and certain other charges (k)	27.2	24.2	-	1.8	1.8	2.1	3.9	1.1	5.0	1.3
Total adjustments to operating income	882.5	213.8	2.7	21.5	24.2	23.3	47.5	58.4	105.9	1.9
Adjusted operating income	$151.1	$201.7	$79.0	$76.8	$155.8	$83.4	$239.2	$11.6	$250.8	$63.1

Non-GAAP adjustments affecting revenue by segment (l):
Domestic wholesale sportswear	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Domestic wholesale jeanswear (e,k)	10.8	2.9	-	-	-	-	-	-	-	-
Domestic wholesale footwear and accessories	-	-	-	-	-	-	-	-	-	-
Domestic retail (f,k)	-	0.1	-	-	-	-	-	0.1	0.1	-
International wholesale (g)	-	0.1	-	-	-	-	-	-	-	-
International retail	-	-	-	-	-	-	-	-	-	-
Licensing, other & eliminations (k)	0.5	-	-	-	-	-	-	-	-	-
Total	$11.3	$3.1	$-	$-	$-	$-	$-	$0.1	$0.1	$-

Non-GAAP adjustments affecting income by segment (l):
Domestic wholesale sportswear (b,c,e,h,k)	$1.4	$4.8	$2.2	$6.1	$8.3	$(2.3)	$6.0	$2.2	$8.2	$(0.2)
Domestic wholesale jeanswear (b,c,e,k)	26.4	13.0	(0.5)	5.5	5.0	2.6	7.6	0.9	8.5	0.9
Domestic wholesale footwear and accessories (b,d,h,k)	9.8	9.4	0.1	4.2	4.3	7.7	12.0	4.6	16.6	1.4
Domestic retail (b,d,f,k)	2.0	30.4	(0.4)	0.3	(0.1)	7.9	7.8	4.1	11.9	(0.3)
International wholesale (g,h,k)	0.3	5.6	0.2	0.8	1.0	2.3	3.3	0.1	3.4	-
International retail	-	-	-	-	-	-	-	-	-	-
Licensing, other & eliminations (a,d,h,i,j,k)	29.4	30.0	1.1	4.6	5.7	5.1	10.8	46.5	57.3	0.1
Total	$69.3	$93.2	$2.7	$21.5	$24.2	$23.3	$47.5	$58.4	$105.9	$1.9

(a)	Represents the impairments recorded as a result of the required annual review of the Company's indefinite-lived intangible assets and goodwill in accordance with GAAP.
(b)	Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.
(c)	Includes severance, occupancy, and other charges related to the closures of distribution facilities.
(d)	Includes severance and restricted stock amortization related to executive management changes.
(e)	Includes severance, fixed asset impairment, occupancy and other charges related to the shutdown of certain moderate sportswear brands as announced in May 2007.
(f)	Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.
(g)	Includes legal fees and other charges associated with the bankruptcy of former U.K. licensee.
(h)	Includes consulting fees, legal fees, accounting fees and the amortization of certain acquired intangible assets related to the acquisitions of Stuart Weitzman and Robert Rodriguez and fair value adjustments of the contingent consideration payable for the Robert Rodriguez acquisition.
(i)	Represents contributions made to the Sidney Kimmel Comprehensive Cancer Center at Johns Hopkins and for the establishment of an educational assistance fund for the children of Company associates as announced in December 2010.
(j)	Includes the impairment of the intangible asset related to the handbag license acquired with the Stuart Weitzman business.
(k)	Includes severance, occupancy, and other costs related to cost savings initiatives, the exit from or restructuring of certain product lines and the repositioning of the l.e.i. brand at Walmart (2008 and 2009). Also inclusive of certain other charges not considered by management to be part of ongoing operations. 2011 and 2010 also include consulting, legal, and accounting fees related to business development activities.
(l)	See "Segment Information" pages for the presentation of GAAP and Adjusted amounts.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the year ended December 31, 2008
Revenues	$1,058.6	$778.9	$751.4	$691.9	$244.6	$38.3	$52.7	$3,616.4
Segment income (loss)	$62.2	$20.6	$34.0	$(56.7)	$28.1	$(0.9)	$(5.7)	81.6
Segment margin	5.9%	2.6%	4.5%	(8.2% )	11.5%	(2.3% )		2.3%
Net interest expense								(41.6)
Goodwill impairment								(813.2)
Gain on sale of Mexican operations and interest in Australian joint venture								1.0
Equity in loss of unconsolidated affiliate								(0.7)
Loss from continuing operations before benefit for income taxes								$(772.9)
Segment revenues	$1,058.6	$778.9	$751.4	$691.9	$244.6	$38.3	$52.7	$3,616.4
Adjustments affecting segment revenues (a)	-	10.8	-	-	-	-	0.5	11.3
Adjusted segment revenues	$1,058.6	$789.7	$751.4	$691.9	$244.6	$38.3	$53.2	$3,627.7
Segment income (loss)	$62.2	$20.6	$34.0	$(56.7)	$28.1	$(0.9)	$(5.7)	$81.6
Adjustments affecting segment income (a)	1.4	26.4	9.8	2.0	0.3	-	29.4	69.3
Adjusted segment income (loss)	$63.6	$47.0	$43.8	$(54.7)	$28.4	$(0.9)	$23.7	$150.9
Adjusted segment margin	6.0%	6.0%	5.8%	(7.9% )	11.6%	(2.3% )		4.2%

(a)  See "Reconciliation of Non-GAAP Measures to GAAP" page.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the year ended December 31, 2009
Revenues	$892.6	$815.2	$697.4	$648.1	$186.1	$41.2	$46.8	$3,327.4
Segment income (loss)	$73.3	$65.6	$51.1	$(74.9)	$(1.8)	$3.2	$(8.0)	108.5
Segment margin	8.2%	8.0%	7.3%	(11.6% )	(1.0% )	7.8%		3.3%
Net interest expense								(52.8)
Goodwill impairment								(120.6)
Loss and costs associated with repurchase of 4.250% Senior Notes								(1.5)
Equity in loss of unconsolidated affiliate								(3.7)
Loss from continuing operations before benefit for income taxes								$(70.1)
Segment revenues	$892.6	$815.2	$697.4	$648.1	$186.1	$41.2	$46.8	$3,327.4
Adjustments affecting segment revenues (a)	-	2.9	-	0.1	0.1	-	-	3.1
Adjusted segment revenues	$892.6	$818.1	$697.4	$648.2	$186.2	$41.2	$46.8	$3,330.5
Segment income (loss)	$73.3	$65.6	$51.1	$(74.9)	$(1.8)	$3.2	$(8.0)	$108.5
Adjustments affecting segment income (a)	4.8	13.0	9.4	30.4	5.6	-	30.0	93.2
Adjusted segment income (loss)	$78.1	$78.6	$60.5	$(44.5)	$3.8	$3.2	$22.0	$201.7
Adjusted segment margin	8.7%	9.6%	8.7%	(6.9% )	2.0%	7.8%		6.1%

(a)  See "Reconciliation of Non-GAAP Measures to GAAP" page.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the fiscal quarter ended April 3, 2010
Revenues	$272.0	$221.5	$197.6	$134.3	$43.3	$7.6	$11.0	$887.3
Segment income (loss)	$44.0	$36.3	$21.1	$(20.9)	$2.1	$(0.8)	$(5.5)	76.3
Segment margin	16.2%	16.4%	10.7%	(15.6% )	4.8%	(10.5% )		8.6%
Net interest expense								(12.0)
Equity in loss of unconsolidated affiliate								(1.8)
Income before provision for income taxes								$62.5
Segment revenues	$272.0	$221.5	$197.6	$134.3	$43.3	$7.6	$11.0	$887.3
Adjustments affecting segment revenues (a)	-	-	-	-	-	-	-	-
Adjusted segment revenues	$272.0	$221.5	$197.6	$134.3	$43.3	$7.6	$11.0	$887.3
Segment income (loss)	$44.0	$36.3	$21.1	$(20.9)	$2.1	$(0.8)	$(5.5)	$76.3
Adjustments affecting segment income (a)	2.2	(0.5)	0.1	(0.4)	0.2	-	1.1	2.7
Adjusted segment income (loss)	$46.2	$35.8	$21.2	$(21.3)	$2.3	$(0.8)	$(4.4)	$79.0
Adjusted segment margin	17.0%	16.2%	10.7%	(15.9% )	5.3%	(10.5% )		8.9%

(a)  See "Reconciliation of Non-GAAP Measures to GAAP" page.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the fiscal quarter ended July 3, 2010
Revenues	$219.6	$189.3	$193.6	$165.0	$69.3	$12.5	$10.3	$859.6
Segment income	$21.1	$13.2	$12.9	$1.1	$7.2	$3.1	$(3.3)	55.3
Segment margin	9.6%	7.0%	6.7%	0.7%	10.4%	24.8%		6.4%
Net interest expense								(14.3)
Income before provision for income taxes								$41.0
Segment revenues	$219.6	$189.3	$193.6	$165.0	$69.3	$12.5	$10.3	$859.6
Adjustments affecting segment revenues (a)	-	-	-	-	-	-	-	-
Adjusted segment revenues	$219.6	$189.3	$193.6	$165.0	$69.3	$12.5	$10.3	$859.6
Segment income	$21.1	$13.2	$12.9	$1.1	$7.2	$3.1	$(3.3)	$55.3
Adjustments affecting segment income (a)	6.1	5.5	4.2	0.3	0.8	-	4.6	21.5
Adjusted segment income	$27.2	$18.7	$17.1	$1.4	$8.0	$3.1	$1.3	$76.8
Adjusted segment margin	12.4%	9.9%	8.8%	0.8%	11.5%	24.8%		8.9%

(a)  See "Reconciliation of Non-GAAP Measures to GAAP" page.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the fiscal six months ended July 3, 2010
Revenues	$491.6	$410.8	$391.2	$299.3	$112.6	$20.1	$21.3	$1,746.9
Segment income (loss)	$65.1	$49.5	$34.0	$(19.8)	$9.3	$2.3	$(8.8)	131.6
Segment margin	13.2%	12.0%	8.7%	(6.6% )	8.3%	11.4%		7.5%
Net interest expense								(26.3)
Equity in loss of unconsolidated affiliate								(1.8)
Income before provision for income taxes								$103.5
Segment revenues	$491.6	$410.8	$391.2	$299.3	$112.6	$20.1	$21.3	$1,746.9
Adjustments affecting segment revenues (a)	-	-	-	-	-	-	-	-
Adjusted segment revenues	$491.6	$410.8	$391.2	$299.3	$112.6	$20.1	$21.3	$1,746.9
Segment income (loss)	$65.1	$49.5	$34.0	$(19.8)	$9.3	$2.3	$(8.8)	$131.6
Adjustments affecting segment income (a)	8.3	5.0	4.3	(0.1)	1.0	-	5.7	24.2
Adjusted segment income (loss)	$73.4	$54.5	$38.3	$(19.9)	$10.3	$2.3	$(3.1)	$155.8
Adjusted segment margin	14.9%	13.3%	9.8%	(6.6% )	9.1%	11.4%		8.9%

(a)  See "Reconciliation of Non-GAAP Measures to GAAP" page.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the fiscal quarter ended October 2, 2010
Revenues	$273.2	$229.9	$251.2	$159.6	$83.6	$12.5	$12.0	$1,022.0
Segment income (loss)	$25.6	$21.1	$22.5	$(20.9)	$11.1	$2.4	$(1.7)	60.1
Segment margin	9.4%	9.2%	9.0%	(13.1% )	13.3%	19.2%		5.9%
Net interest expense								(14.2)
Equity in income of unconsolidated affiliate								0.5
Income before provision for income taxes								$46.4
Segment revenues	$273.2	$229.9	$251.2	$159.6	$83.6	$12.5	$12.0	$1,022.0
Adjustments affecting segment revenues (a)	-	-	-	-	-	-	-	-
Adjusted segment revenues	$273.2	$229.9	$251.2	$159.6	$83.6	$12.5	$12.0	$1,022.0
Segment income (loss)	$25.6	$21.1	$22.5	$(20.9)	$11.1	$2.4	$(1.7)	$60.1
Adjustments affecting segment income (a)	(2.3)	2.6	7.7	7.9	2.3	-	5.1	23.3
Adjusted segment income (loss)	$23.3	$23.7	$30.2	$(13.0)	$13.4	$2.4	$3.4	$83.4
Adjusted segment margin	8.5%	10.3%	12.0%	(8.1% )	16.0%	19.2%		8.2%

(a)  See "Reconciliation of Non-GAAP Measures to GAAP" page.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the fiscal nine months ended October 2, 2010
Revenues	$764.8	$640.7	$642.4	$458.9	$196.2	$32.6	$33.3	$2,768.9
Segment income (loss)	$90.7	$70.6	$56.5	$(40.7)	$20.4	$4.7	$(10.5)	191.7
Segment margin	11.9%	11.0%	8.8%	(8.9% )	10.4%	14.4%		6.9%
Net interest expense								(40.5)
Equity in loss of unconsolidated affiliate								(1.3)
Income before provision for income taxes								$149.9
Segment revenues	$764.8	$640.7	$642.4	$458.9	$196.2	$32.6	$33.3	$2,768.9
Adjustments affecting segment revenues (a)	-	-	-	-	-	-	-	-
Adjusted segment revenues	$764.8	$640.7	$642.4	$458.9	$196.2	$32.6	$33.3	$2,768.9
Segment income (loss)	$90.7	$70.6	$56.5	$(40.7)	$20.4	$4.7	$(10.5)	$191.7
Adjustments affecting segment income (a)	6.0	7.6	12.0	7.8	3.3	-	10.8	47.5
Adjusted segment income (loss)	$96.7	$78.2	$68.5	$(32.9)	$23.7	$4.7	$0.3	$239.2
Adjusted segment margin	12.6%	12.2%	10.7%	(7.2% )	12.1%	14.4%		8.6%

(a)  See "Reconciliation of Non-GAAP Measures to GAAP" page.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the fiscal quarter ended December 31, 2010
Revenues	$200.4	$179.2	$199.1	$192.3	$73.4	$14.4	$15.0	$873.8
Segment (loss) income	$(10.3)	$1.7	$(2.8)	$(4.8)	$5.4	$2.0	$(38.0)	(46.8)
Segment margin	(5.1% )	0.9%	(1.4% )	(2.5% )	7.4%	13.9%		(5.4% )
Net interest expense								(18.4)
Equity in income of unconsolidated affiliate								0.4
Loss before benefit for income taxes								$(64.8)
Segment revenues	$200.4	$179.2	$199.1	$192.3	$73.4	$14.4	$15.0	$873.8
Adjustments affecting segment revenues (a)	-	-	-	0.1	-	-	-	0.1
Adjusted segment revenues	$200.4	$179.2	$199.1	$192.4	$73.4	$14.4	$15.0	$873.9
Segment (loss) income	$(10.3)	$1.7	$(2.8)	$(4.8)	$5.4	$2.0	$(38.0)	$(46.8)
Adjustments affecting segment income (a)	2.2	0.9	4.6	4.1	0.1	-	46.5	58.4
Adjusted segment (loss) income	$(8.1)	$2.6	$1.8	$(0.7)	$5.5	$2.0	$8.5	$11.6
Adjusted segment margin	(4.0% )	1.5%	0.9%	(0.4% )	7.5%	13.9%		1.3%

(a)  See "Reconciliation of Non-GAAP Measures to GAAP" page.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the year ended December 31, 2010
Revenues	$965.2	$819.9	$841.5	$651.2	$269.6	$47.0	$48.3	$3,642.7
Segment income (loss)	$80.4	$72.3	$53.7	$(45.5)	$25.8	$6.7	$(48.5)	144.9
Segment margin	8.3%	8.8%	6.4%	(7.0% )	9.6%	14.3%		4.0%
Net interest expense								(58.9)
Equity in loss of unconsolidated affiliate								(0.9)
Income before provision for income taxes								$85.1
Segment revenues	$965.2	$819.9	$841.5	$651.2	$269.6	$47.0	$48.3	$3,642.7
Adjustments affecting segment revenues (a)	-	-	-	0.1	-	-	-	0.1
Adjusted segment revenues	$965.2	$819.9	$841.5	$651.3	$269.6	$47.0	$48.3	$3,642.8
Segment income (loss)	$80.4	$72.3	$53.7	$(45.5)	$25.8	$6.7	$(48.5)	$144.9
Adjustments affecting segment income (a)	8.2	8.5	16.6	11.9	3.4	-	57.3	105.9
Adjusted segment income (loss)	$88.6	$80.8	$70.3	$(33.6)	$29.2	$6.7	$8.8	$250.8
Adjusted segment margin	9.2%	9.9%	8.4%	(5.2% )	10.8%	14.3%		6.9%

(a)  See "Reconciliation of Non-GAAP Measures to GAAP" page.

THE JONES GROUP INC.
SEGMENT INFORMATION
(UNAUDITED)

Dollars in millions	Domestic Wholesale Sportswear	Domestic Wholesale Jeanswear	Domestic Wholesale Footwear & Accessories	Domestic Retail	International Wholesale	International Retail	Licensing, Other & Eliminations	Consolidated
For the fiscal quarter ended April 2, 2011
Revenues	$268.7	$235.5	$220.6	$135.1	$79.1	$10.2	$12.1	$961.3
Segment income (loss)	$30.8	$28.0	$18.1	$(22.9)	$9.3	$(1.7)	$(0.4)	61.2
Segment margin	11.5%	11.9%	8.2%	(17.0% )	11.8%	(16.7% )		6.4%
Net interest expense								(21.1)
Equity in income of unconsolidated affiliate								1.3
Income before provision for income taxes								$41.4
Segment revenues	$268.7	$235.5	$220.6	$135.1	$79.1	$10.2	$12.1	$961.3
Adjustments affecting segment revenues (a)	-	-	-	-	-	-	-	-
Adjusted segment revenues	$268.7	$235.5	$220.6	$135.1	$79.1	$10.2	$12.1	$961.3
Segment income (loss)	$30.8	$28.0	$18.1	$(22.9)	$9.3	$(1.7)	$(0.4)	$61.2
Adjustments affecting segment income (a)	(0.2)	0.9	1.4	(0.3)	-	-	0.1	1.9
Adjusted segment income (loss)	$30.6	$28.9	$19.5	$(23.2)	$9.3	$(1.7)	$(0.3)	$63.1
Adjusted segment margin	11.4%	12.3%	8.8%	(17.2% )	11.8%	(16.7% )		6.6%

(a)  See "Reconciliation of Non-GAAP Measures to GAAP" page.